UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 4, 2010

Guaranty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 300 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  303-293-5563

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 4, 2010, at the Annual Meeting of Stockholders of Guaranty Bancorp (the “Company”), the stockholders of the Company approved an amendment and restatement of the Company’s 2005 Stock Incentive Plan (the “Plan”).  The primary purpose of the amendment and restatement of the Plan was to increase in the aggregate number of shares of the Company’s voting common stock available for issuance under the Plan from 2,500,000 shares to a total of 8,500,000 shares.  The amended and restated Plan also revised the definition of “Vesting Event” so that the only trigger event is the occurrence of a change in control, revised certain provisions to clarify that awards under the Plan are intended to either comply with, or be exempt from coverage of, Section 409A of the Internal Revenue Code, and added provisions to facilitate compliance with Section 162(m) of the Internal Revenue Code, including the addition of specific qualifying performance criteria.

A copy of the Plan, as amended and restated, is filed as Exhibit 10.1 hereto to and incorporated herein by reference.

Item 5.07               Submission of Matters to a Vote of Security Holders.

On May 4, 2010, the Company held its Annual Meeting of Stockholders for which the Board of Directors solicited proxies. At the Annual Meeting, the stockholders voted on and approved the following proposals stated in the Proxy Statement dated March 22, 2010.

1)              Election of nine members of the Board of Directors who shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.   All nominees for director were elected.

Election of Directors:	For	Against	Abstain	Non- Votes
Edward B. Cordes	69,346,910	647,690	110,842	7,480,273
John M. Eggemeyer	69,187,376	804,924	113,142	7,480,273
Stephen D. Joyce	69,346,018	649,122	110,302	7,480,273
Gail H. Klapper	58,080,315	11,935,485	89,642	7,480,273
Daniel M. Quinn	69,290,346	707,991	107,105	7,480,273
Kathleen Smythe	68,891,714	1,055,845	157,883	7,480,273
Matthew P. Wagner	69,246,599	731,538	127,305	7,480,273
W. Kirk Wycoff	69,388,276	589,861	127,305	7,480,273
Albert C. Yates	67,376,154	2,571,508	157,780	7,480,273

2)              Ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

For	Against	Abstain	Non- Votes
77,291,272	231,053	63,390	—

3)              To approve an amendment and restatement of the Company’s 2005 Stock Incentive Plan.

For	Against	Abstain	Non- Votes
59,834,711	9,660,891	609,840	7,480,273

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed herewith:

10.1              Guaranty Bancorp Amended and Restated 2005 Stock Incentive Plan (filed as Appendix A to the Registrant’s Notice of 2010 Annual Meeting of Stockholders and Proxy Statement on Schedule 14A filed March 29, 2010 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

By:	/s/ Paul W. Taylor
Name: Paul W. Taylor Title: Executive Vice President, Chief Financial and Operating Officer and Secretary

Date:  May 7, 2010